Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees
Commitments, contingencies and guarantees
We have various contractual obligations, some of which are required to be recorded as liabilities in our Financial Statements, including long- and short-term debt and lease commitments. Other contractual obligations, namely purchase obligations and guarantees, are generally not required to be recognized as liabilities on our Consolidated Balance Sheets but are required to be disclosed.
Our contractual obligations as of December 31, 2018 can be summarized as follows:

Payments due by period	Total	1 year	2 year	3 year	4 year	5 year	After 5 years
(in millions)	EUR	EUR	EUR	EUR	EUR	EUR	EUR

Long-Term Debt Obligations, including interest expense [1]	3,383.6	57.3	57.2	57.2	556.5	802.3	1,853.1
Lease Obligations [2]	140.0	36.7	32.3	25.8	19.9	11.9	13.4
Purchase Obligations	4,020.5	3,594.4	324.6	37.6	33.9	8.8	21.2
Carl Zeiss SMT GmbH High NA Funding Commitment	795.3	351.8	282.0	87.0	46.0	28.5	—
Total Contractual Obligations [3]	8,339.4	4,040.2	696.1	207.6	656.3	851.5	1,887.7

1.	See Note 16 Long-term debt for the amounts excluding interest expense.

2.	See Note 14 Right-of-use assets and lease liabilities for details.

3.	We have excluded unrecognized tax benefits for an amount of EUR 208.7 million as the amounts that will be settled in cash are not known and the timing of any payments is uncertain.
Long-term debt obligations mainly relate to interest payments and principal amounts of our Eurobonds. See Note 16 Long-term debt.
Lease obligations mainly relate to properties, cars and warehouses. See Note 14 Right-of-use assets and lease liabilities.
We have purchase commitments towards suppliers in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2018 contain clauses that enable us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we typically agree with our supply chain partners give us additional flexibility to adapt our purchase obligations to our requirements in light of the cyclicality and technological developments inherent in the industry in which we operate. We establish a provision for cancellation costs when the liability has been incurred and the amount of cancellation fees is reasonably estimable.
On November 3, 2016 we agreed with Carl Zeiss SMT GmbH to support their R&D costs, capital expenditures and other supply chain investments, in respect of High NA, for an amount of EUR 760.0 million over 6 years, beginning in 2016. During 2018, we agreed to fund an additional EUR 144.9 million, which when combined with the agreed additional funding in 2017 of EUR 325.0 million, brings the current estimate to EUR 1,229.9 million. In 2018 we paid an amount of EUR 275.1 million (2017: EUR 147.5 million). As of December 31, 2018 our estimated remaining commitment to Carl Zeiss SMT GmbH amounts to EUR 795.3 million (2017: EUR 925.5 million).
We have a non-committed guarantee facility of EUR 85.0 million under which guarantees in the ordinary course of business can be provided to third parties.